ACCOUNTS RECEIVABLE, NET - Movement of Allowance for Doubtful Debts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Receivables [Abstract]
At beginning of year	$ 168,786	$ 143,334	$ 113,264
Additional allowance, net of recoveries	37,978	29,979	43,750
Reclassified from (to) long-term receivables, net	3,993	(4,527)	(13,680)
At end of year	$ 210,757	$ 168,786	$ 143,334